                                                                   EX-99.B(h)(1)

                            ADMINISTRATION AGREEMENT

                                   Appendix A

                            -------------------------
                            Overview of Fee Structure
                            -------------------------

                           Fees for Multi-Class Funds

-------------------------------------------------------------------------------------------------------------
   Multi-Class Non-Money Market                                     Class-Level             Total
        Funds and Classes                   Fund-Level Fee/1/           Fee                  Fee
-------------------------------------------------------------------------------------------------------------
                                      Prior to                                    Prior to
                                       8/1/04    Effective 8/1/04                  8/1/04    Effective 8/1/04
-------------------------------------------------------------------------------------------------------------
Class A, Class B, Class C and Class     0.05%    0-4.99B    0.05%       0.28%       0.33%    0-4.99B    0.33%
D Shares                                         5B-9.99B   0.04%                            5B-9.99B   0.32%
                                                 >9.99B     0.03%                            >9.99B     0.31%
-------------------------------------------------------------------------------------------------------------
Institutional Class Shares              0.05%    0-4.99B    0.05%       0.20%       0.25%    0-4.99B    0.25%
                                                 5B-9.99B   0.04%                            5B-9.99B   0.24%
                                                 >9.99B     0.03%                            >9.99B     0.23%
-------------------------------------------------------------------------------------------------------------
Select Class Shares                     0.05%    0-4.99B    0.05%       0.10%       0.15%    0-4.99B    0.15%
                                                 5B-9.99B   0.04%                            5B-9.99B   0.14%
                                                   >9.99B   0.03%                            >9.99B     0.13%
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
     Multi-Class Money Market                                       Class-Level             Total
        Funds and Classes                   Fund-Level Fee/1/           Fee                  Fee
-------------------------------------------------------------------------------------------------------------
                                      Prior to                                    Prior to
                                       8/1/04    Effective 8/1/04                  8/1/04    Effective 8/1/04
-------------------------------------------------------------------------------------------------------------
Class A, Class B and Class C Shares     0.05%    0-4.99B    0.05%       0.22%       0.27%    0-4.99B    0.27%
                                                 5B-9.99B   0.04%                            5B-9.99B   0.26%
                                                 >9.99B     0.03%                            >9.99B     0.25%
-------------------------------------------------------------------------------------------------------------
Service Class Shares                    0.05%    0-4.99B    0.05%       0.12%       0.17%    0-4.99B    0.17%
                                                 5B-9.99B   0.04%                            5B-9.99B   0.16%
                                                 >9.99B     0.03%                            >9.99B     0.15%
-------------------------------------------------------------------------------------------------------------
Administrator Class Shares              0.05%    0-4.99B    0.05%       0.10%       0.15%    0-4.99B    0.15%
                                                 5B-9.99B   0.04%                            5B-9.99B   0.14%
                                                 >9.99B     0.03%                            >9.99B     0.13%
-------------------------------------------------------------------------------------------------------------
Institutional Class Shares              0.05%    0-4.99B    0.05%       0.08%       0.13%    0-4.99B    0.13%
                                                 5B-9.99B   0.04%                            5B-9.99B   0.12%
                                                 >9.99B     0.03%                            >9.99B     0.11%
-------------------------------------------------------------------------------------------------------------

/1/  The proposed breakpoints are triggered by the total assets of the Fund.

                           Fees for Single Class Funds

--------------------------------------------------------------------------------
Single Class Non-Money Market Funds                              Fee
--------------------------------------------------------------------------------
                                                     Prior to
                                                      8/1/04    Effective 8/1/04
--------------------------------------------------------------------------------
Retail Funds                                           0.33%    0-4.99B    0.33%
                                                                5B-9.99B   0.32%
                                                                >9.99B     0.31%
--------------------------------------------------------------------------------
Institutional Funds                                    0.25%    0-4.99B    0.25%
                                                                5B-9.99B   0.24%
                                                                >9.99B     0.23%
--------------------------------------------------------------------------------
Select Funds                                           0.15%    0-4.99B    0.15%
                                                                5B-9.99B   0.14%
                                                                >9.99B     0.13%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Single Class Money Market Funds                                  Fee
--------------------------------------------------------------------------------
                                                     Prior to
                                                      8/1/04    Effective 8/1/04
--------------------------------------------------------------------------------
Retail Funds                                           0.27%    0-4.99B    0.27%
                                                                5B-9.99B   0.26%
                                                                >9.99B     0.25%
--------------------------------------------------------------------------------
Service/Trust Funds                                    0.17%    0-4.99B    0.17%
                                                                5B-9.99B   0.16%
                                                                >9.99B     0.15%
--------------------------------------------------------------------------------
Institutional Funds                                    0.13%    0-4.99B    0.13%
                                                                5B-9.99B   0.12%
                                                                >9.99B     0.11%
--------------------------------------------------------------------------------

                            -------------------------
                            List of Funds and Classes
                            -------------------------

--------------------------------------------------------------------------------
                                                                    Fee as % of
                                                                   Average Daily
Funds/Classes                                                      Net Assets/1/
--------------------------------------------------------------------------------
1.   Asset Allocation
        Class A                                                        0.33%
        Class B                                                        0.33%
        Class C                                                        0.33%
        Institutional Class                                            0.25%
--------------------------------------------------------------------------------
2.   California Limited Term Tax-Free
        Class A                                                        0.33%
        Class C                                                        0.33%
        Institutional Class                                            0.25%
--------------------------------------------------------------------------------
3.   California Tax-Free
        Class A                                                        0.33%
        Class B                                                        0.33%
        Class C                                                        0.33%
        Institutional Class                                            0.25%
--------------------------------------------------------------------------------
4.   California Tax-Free Money Market
        Class A                                                        0.27%
        Service Class                                                  0.17%
--------------------------------------------------------------------------------
5.   California Tax-Free Money Market Trust                            0.17%
--------------------------------------------------------------------------------
6.   Cash Investment Money Market
        Service Class                                                  0.17%
        Administrator Class                                            0.15%
        Institutional Class                                            0.13%
--------------------------------------------------------------------------------
7.   C&B Large Cap Value Fund
        Class A                                                        0.33%
        Class B                                                        0.33%
        Class C                                                        0.33%
        Class D                                                        0.33%
        Institutional Class                                            0.25%
        Select Class                                                   0.15%
--------------------------------------------------------------------------------
8.   C&B Mid Cap Value Fund
        Class A                                                        0.33%
        Class B                                                        0.33%
        Class C                                                        0.33%
        Class D                                                        0.33%
        Institutional Class                                            0.25%
        Select Class                                                   0.15%
--------------------------------------------------------------------------------
9.   C&B Tax-Managed Value Fund
        Class A                                                        0.33%
        Class B                                                        0.33%
        Class C                                                        0.33%
        Class D                                                        0.33%
        Institutional Class                                            0.25%
--------------------------------------------------------------------------------
10.  Colorado Tax-Free
        Class A                                                        0.33%
        Class B                                                        0.33%
        Institutional Class                                            0.25%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                    Fee as % of
                                                                   Average Daily
Funds/Classes                                                      Net Assets/1/
--------------------------------------------------------------------------------
11.  Diversified Bond
        Institutional Class                                            0.25%
--------------------------------------------------------------------------------
12.  Diversified Equity
        Class A                                                        0.33%
        Class B                                                        0.33%
        Class C                                                        0.33%
        Institutional Class                                            0.25%
--------------------------------------------------------------------------------
13.  Diversified Small Cap
        Institutional Class                                            0.25%
--------------------------------------------------------------------------------
14.  Equity Income
        Class A                                                        0.33%
        Class B                                                        0.33%
        Class C                                                        0.33%
        Institutional Class                                            0.25%
--------------------------------------------------------------------------------
15.  Equity Index
        Class A                                                        0.33%
        Class B                                                        0.33%
--------------------------------------------------------------------------------
16.  Government Money Market
        Class A                                                        0.27%
        Service Class                                                  0.17%
        Administrator Class                                            0.15%
        Institutional Class                                            0.13%
--------------------------------------------------------------------------------
17.  Growth Balanced
        Class A                                                        0.33%
        Class B                                                        0.33%
        Class C                                                        0.33%
        Institutional Class                                            0.25%
--------------------------------------------------------------------------------
18.  Growth Equity
        Class A                                                        0.33%
        Class B                                                        0.33%
        Class C                                                        0.33%
        Institutional Class                                            0.25%
--------------------------------------------------------------------------------
19.  Growth
        Class A                                                        0.33%
        Class B                                                        0.33%
        Institutional Class                                            0.25%
--------------------------------------------------------------------------------
20.  High Yield Bond
        Class A                                                        0.33%
        Class B                                                        0.33%
        Class C                                                        0.33%
--------------------------------------------------------------------------------
21.  Income
        Class A                                                        0.33%
        Class B                                                        0.33%
        Institutional Class                                            0.25%
--------------------------------------------------------------------------------
22.  Income Plus
        Class A                                                        0.33%
        Class B                                                        0.33%
        Class C                                                        0.33%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                    Fee as % of
                                                                   Average Daily
Funds/Classes                                                      Net Assets/1/
--------------------------------------------------------------------------------
23.  Index
        Institutional Class                                            0.25%
--------------------------------------------------------------------------------
24.  Index Allocation
        Class A                                                        0.33%
        Class B                                                        0.33%
        Class C                                                        0.33%
--------------------------------------------------------------------------------
25.  Inflation-Protected Bond
        Class A                                                        0.33%
        Class B                                                        0.33%
        Class C                                                        0.33%
        Institutional Class                                            0.25%
--------------------------------------------------------------------------------
26.  Intermediate Government Income
        Class A                                                        0.33%
        Class B                                                        0.33%
        Class C                                                        0.33%
        Institutional Class                                            0.25%
--------------------------------------------------------------------------------
27.  International Equity
        Class A                                                        0.33%
        Class B                                                        0.33%
        Class C                                                        0.33%
        Institutional Class                                            0.25%
--------------------------------------------------------------------------------
28.  Large Cap Appreciation
        Class A                                                        0.33%
        Class B                                                        0.33%
        Class C                                                        0.33%
        Institutional Class                                            0.25%
--------------------------------------------------------------------------------
29.  Large Cap Value
        Class A                                                        0.33%
        Class B                                                        0.33%
        Class C                                                        0.33%
        Institutional Class                                            0.25%
--------------------------------------------------------------------------------
30.  Large Company Growth
        Class A                                                        0.33%
        Class B                                                        0.33%
        Class C                                                        0.33%
        Institutional Class                                            0.25%
        Select Class                                                   0.15%
--------------------------------------------------------------------------------
31.  Limited Term Government Income
        Class A                                                        0.33%
        Class B                                                        0.33%
        Institutional Class                                            0.25%
--------------------------------------------------------------------------------
32.  Liquidity Reserve Money Market
        Investor Class                                                 0.27%
--------------------------------------------------------------------------------
33.  Minnesota Money Market
        Class A                                                        0.27%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                    Fee as % of
                                                                   Average Daily
Funds/Classes                                                      Net Assets/1/
--------------------------------------------------------------------------------
34.  Minnesota Tax-Free
        Class A                                                        0.33%
        Class B                                                        0.33%
        Institutional Class                                            0.25%
--------------------------------------------------------------------------------
35.  Moderate Balanced
        Class A                                                        0.33%
        Class B                                                        0.33%
        Class C                                                        0.33%
        Institutional Class                                            0.25%
--------------------------------------------------------------------------------
36.  Money Market
        Class A                                                        0.27%
        Class B                                                        0.27%
--------------------------------------------------------------------------------
37.  Money Market Trust                                                0.17%
--------------------------------------------------------------------------------
38.  Montgomery Emerging Markets Focus
        Class A                                                        0.33%
        Class B                                                        0.33%
        Class C                                                        0.33%
        Institutional Class                                            0.25%
--------------------------------------------------------------------------------
39.  Montgomery Institutional Emerging Markets
        Select Class                                                   0.15%
--------------------------------------------------------------------------------
40.  Montgomery Mid Cap Growth
        Class A                                                        0.33%
        Class B                                                        0.33%
        Class C                                                        0.33%
--------------------------------------------------------------------------------
41.  Montgomery Short Duration Government Bond
        Class A                                                        0.33%
        Class B                                                        0.33%
        Class C                                                        0.33%
        Institutional Class                                            0.25%
--------------------------------------------------------------------------------
42.  Montgomery Small Cap
        Class A                                                        0.33%
        Class B                                                        0.33%
        Class C                                                        0.33%
        Institutional Class                                            0.25%
--------------------------------------------------------------------------------
43.  Montgomery Total Return Bond
        Class A                                                        0.33%
        Class B                                                        0.33%
        Class C                                                        0.33%
        Institutional Class                                            0.25%
        Select Class                                                   0.15%
--------------------------------------------------------------------------------
44.  National Limited Term Tax-Free
        Class A                                                        0.33%
        Class B                                                        0.33%
        Class C                                                        0.33%
        Institutional Class                                            0.25%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                    Fee as % of
                                                                   Average Daily
Funds/Classes                                                      Net Assets/1/
--------------------------------------------------------------------------------
45.  National Tax-Free
        Class A                                                        0.33%
        Class B                                                        0.33%
        Class C                                                        0.33%
        Institutional Class                                            0.25%
--------------------------------------------------------------------------------
46.  National Tax-Free Money Market
        Class A                                                        0.27%
        Service Class                                                  0.17%
        Institutional Class                                            0.13%
--------------------------------------------------------------------------------
47.  National Tax-Free Money Market Trust                              0.17%
--------------------------------------------------------------------------------
48.  Nebraska Tax-Free
        Institutional Class                                            0.25%
--------------------------------------------------------------------------------
49.  Outlook Today
        Class A                                                        0.33%
        Class B                                                        0.33%
        Class C                                                        0.33%
        Institutional Class                                            0.25%
        Select Class                                                   0.25%
--------------------------------------------------------------------------------
50.  Outlook 2010
        Class A                                                        0.33%
        Class B                                                        0.33%
        Class C                                                        0.33%
        Institutional Class                                            0.25%
        Select Class                                                   0.25%
--------------------------------------------------------------------------------
51.  Outlook 2020
        Class A                                                        0.33%
        Class B                                                        0.33%
        Class C                                                        0.33%
        Institutional Class                                            0.25%
        Select Class                                                   0.25%
--------------------------------------------------------------------------------
52.  Outlook 2030
        Class A                                                        0.33%
        Class B                                                        0.33%
        Class C                                                        0.33%
        Institutional Class                                            0.25%
        Select Class                                                   0.25%
--------------------------------------------------------------------------------
53.  Outlook 2040
        Class A                                                        0.33%
        Class B                                                        0.33%
        Class C                                                        0.33%
        Institutional Class                                            0.25%
        Select Class                                                   0.25%
--------------------------------------------------------------------------------
54.  Overland Express Sweep                                            0.27%
--------------------------------------------------------------------------------
55.  Overseas
        Class A                                                        0.33%
        Class B                                                        0.33%
        Class C                                                        0.33%
        Institutional Class                                            0.25%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                    Fee as % of
                                                                   Average Daily
Funds/Classes                                                      Net Assets/1/
--------------------------------------------------------------------------------
56.  Prime Investment Money Market
        Service Class                                                  0.17%
        Institutional Class                                            0.13%
--------------------------------------------------------------------------------
57.  SIFE Specialized Financial Services
        Class A                                                        0.33%
        Class B                                                        0.33%
        Class C                                                        0.33%
--------------------------------------------------------------------------------
58.  Small Cap Growth
         Class A                                                       0.33%
         Class B                                                       0.33%
         Class C                                                       0.33%
         Institutional Class                                           0.25%
--------------------------------------------------------------------------------
59.  Small Cap Opportunities
        Institutional Class                                            0.25%
--------------------------------------------------------------------------------
60.  Small Company Growth
        Class A                                                        0.33%
        Class B                                                        0.33%
        Class C                                                        0.33%
        Institutional Class                                            0.25%
--------------------------------------------------------------------------------
61.  Small Company Value
        Class A                                                        0.33%
        Class B                                                        0.33%
        Class C                                                        0.33%
        Institutional Class                                            0.25%
--------------------------------------------------------------------------------
62.  Specialized Health Sciences
        Class A                                                        0.33%
        Class B                                                        0.33%
        Class C                                                        0.33%
--------------------------------------------------------------------------------
63.  Specialized Technology
        Class A                                                        0.33%
        Class B                                                        0.33%
        Class C                                                        0.33%
--------------------------------------------------------------------------------
64.  Stable Income
        Class A                                                        0.33%
        Class B                                                        0.33%
        Class C                                                        0.33%
        Institutional Class                                            0.25%
--------------------------------------------------------------------------------
65.  Strategic Growth Allocation
        Institutional Class                                            0.25%
--------------------------------------------------------------------------------
66.  Strategic Income
        Institutional Class                                            0.25%
--------------------------------------------------------------------------------
67.  Tactical Maturity Bond
        Institutional Class                                            0.25%
--------------------------------------------------------------------------------
68.  Treasury Plus Money Market
        Class A                                                        0.27%
        Service Class                                                  0.17%
        Institutional Class                                            0.13%
--------------------------------------------------------------------------------
69.  WealthBuilder Equity                                              0.33%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                    Fee as % of
                                                                   Average Daily
Funds/Classes                                                      Net Assets/1/
--------------------------------------------------------------------------------
70.  WealthBuilder Growth Balanced                                     0.33%
--------------------------------------------------------------------------------
71.  WealthBuilder Moderate Balanced                                   0.33%
--------------------------------------------------------------------------------
72.  WealthBuilder Tactical Equity                                     0.33%
--------------------------------------------------------------------------------
73.  100% Treasury Money Market
        Class A                                                        0.27%
        Service Class                                                  0.17%
--------------------------------------------------------------------------------

----------
/1/ [Effective August 1, 2004, the fee rates for each Class will be subject to breakpoints at $5 billion and $10 billion upon which the fee rates will decrease by 0.01% of average daily net assets at each breakpoint level, as reflected in the schedules on Page A-1 and A-2.

Most Recent annual agreement approval by the Board of Trustees: May 18, 2004 Appendix A amended: May 18, 2004

     The foregoing fee schedule is agreed to as of May 18, 2004 and shall remain in effect until changed in writing by the parties.

                                         WELLS FARGO FUNDS TRUST


                                         By: /s/ C. David Messman
                                             -----------------------------------
                                             C. David Messman
                                             Secretary


                                         WELLS FARGO FUNDS MANAGEMENT, LLC


                                         By: /s/ Stacie D. DeAngelo
                                             -----------------------------------
                                             Stacie D. DeAngelo
                                             Senior Vice President